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                                                                  EXHIBIT (J)(5)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of our report dated April 26, 2000, relating to the financial statement of the Small Company Growth Portfolio, which appears in such Registration Statement. We also consent to the reference to us under the heading "Other Service Providers" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
April 26, 2000